                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549

                          _________________________-

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 16, 1996
                                                           _____________________

                              Dime Bancorp, Inc.
________________________________________________________________________________
              (Exact Name of Registrant as Specified in Charter)



        Delaware                     1-13094              11-3197414
______________________________   _____________________ _________________________
(State or Other Jurisdiction         (Commission            (IRS Employer
    of Incorporation)                File Number )        Identification No.)



     589 Fifth Avenue
     New York, New York                                             10017
________________________________________________________________________________
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (212) 326-6144
                                                    ____________________________

                                Not applicable
________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.
         ------------

         In connection with an offering by the Federal Deposit Insurance Corporation, as manager of the FSLIC Resolution Fund of 8,407,500 shares of common stock of Dime Bancorp, Inc. ("Dime"), Dime entered into a Purchase Agreement, dated May 16, 1996 (the "Purchase Agreement"), among Dime, the Federal Deposit and Insurance Corporation, as manager of the FSLIC Resolution Fund, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative for the several underwriters named in Schedule A thereto. A form of Purchase Agreement appeared as Exhibit 1 to Dime's Registration Statement on Form S-3 (No. 333-3372).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         The following exhibit is attached to this Current Report

         1 - The Purchase Agreement.

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                                  SIGNATURES
                                  ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                DIME BANCORP, INC.


                                By: /s/ James M. Large, Jr.
                                   ________________________________
                                   Name:  James M. Large, Jr.
                                   Title: Chairman of the Board,
                                          Chief Executive Officer
                                          and Director

Date:  May 21, 1996



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                                 Exhibit Index
                                 -------------

Exhibit                    Item                            Page
- -------                    ----                            ----

 1   -            Purchase Agreement, dated May 16,         5
                  1996, among Dime Bancorp, Inc., the
                  Federal Deposit and Insurance
                  Corporation, as manager of the FSLIC
                  Resolution Fund, and Merrill Lynch &
                  Co., Merrill Lynch, Pierce, Fenner &
                  Smith Incorporated, as representative
                  for the several underwriters named
                  in Schedule A thereto.


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